COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jan. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Operating Lease Commitments
Future minimum lease payments under noncancelable store and distribution center operating leases are as follows:

(in millions)
2016	$1,235.4
2017	1,206.7
2018	999.5
2019	838.3
2020	644.6
Thereafter	2,424.9
Total minimum lease payments	$7,349.4

The above future minimum lease payments include amounts for leases that were signed prior to January 30, 2016 for stores that were not open as of January 30, 2016.
Minimum rental payments for operating leases do not include contingent rentals that may be paid under certain store leases based on a percentage of sales in excess of stipulated amounts.  Future minimum lease payments have not been reduced by expected future minimum sublease rentals of $0.7 million under operating leases.
Minimum and Contingent Rentals
Rental expense for store and distribution center operating leases included in the accompanying consolidated income statements are as follows:

	Year Ended
	January 30,	January 31,	February 1,
(in millions)	2016	2015	2014
Minimum rentals	$993.6	$536.5	$496.4
Contingent rentals	5.5	1.8	1.8

Technology Assets
The Company has commitments totaling approximately $7.0 million to purchase primarily store technology assets and maintenance for its stores during 2016.
Telecommunication Contracts
The Company has contracted for telecommunication services with agreements expiring in 2020.  The total amount of these commitments is approximately $142.7 million.
Letters of Credit
The Company is a party to three Letter of Credit Reimbursement and Security Agreements providing $120.0 million, $110.0 million, and $100.0 million, respectively for letters of credit.  Letters of credit under these agreements are generally issued for the routine purchase of imported merchandise and approximately $210.1 million was committed to these letters of credit at January 30, 2016.
At January 30, 2016, the Company also had approximately $123.0 million in stand-by letters of credit that serve as collateral for its large-deductible insurance programs and expire in fiscal 2016. Subsequent to January 30, 2016, amounts outstanding for stand-by letters of credit increased to $183.3 million as of February 10, 2016.
Surety Bonds
The Company has issued various surety bonds that primarily serve as collateral for utility payments at the Company's stores and self-insured insurance programs.  These bonds total approximately $47.9 million and are committed through various dates through fiscal 2018.
Contingencies
The Company is a defendant in legal proceedings including those described below and will vigorously defend itself in these matters. The Company does not believe that any of these matters will, individually or in the aggregate, have a material effect on its business or financial condition. The Company cannot give assurance, however, that one or more of these matters will not have a material effect on its results of operations for the periods in which they are resolved.
The Company assesses its legal proceedings and reserves are established if a loss is probable and the amount of such loss can be reasonably estimated. Many if not substantially all of the contingencies described below are subject to significant uncertainties and, therefore, determining the likelihood of a loss and the measurement of any loss can be complex and subject to judgment. With respect to legal proceedings where the Company has determined that a loss is reasonably possible but not probable, the Company is unable to estimate the amount or range of reasonably possible loss due to the inherent difficulty of predicting the outcome of and uncertainties regarding legal proceedings. The Company’s assessments are based on estimates and assumptions that have been deemed reasonable by management, but that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause the Company to change those estimates and assumptions. Management’s assessment of legal proceedings could change because of future determinations or the discovery of facts which are not presently known. Accordingly, the ultimate costs of resolving these proceedings may be substantially higher or lower than currently estimated.
Dollar Tree Active Matters
In 2011, an assistant store manager and an hourly associate filed a collective action against the Company alleging they were forced to work off the clock in violation of the Fair Labor Standards Act (“FLSA”) and state law. A federal judge in Virginia ruled that all claims made on behalf of assistant store managers under both the FLSA and state law should be dismissed. The court, however, certified an opt-in collective action under the FLSA on behalf of hourly sales associates. Approximately 4,300 plaintiffs remain in the case. The court is currently reviewing and considering a revised settlement agreement. The proposed settlement amount has been accrued.
In 2013, a former assistant store manager on behalf of himself and others alleged to be similarly aggrieved filed a representative Private Attorney General Act ("PAGA") claim under California law currently pending in federal court in California. The suit alleges that the Company failed to provide uninterrupted meal periods and rest breaks; failed to pay minimum, regular and overtime wages; failed to maintain accurate time records and wage statements; and failed to pay wages due upon termination of employment. In May 2014, the same assistant store manager filed a putative class action in a California state court for essentially the same conduct alleged in the federal court PAGA case. The parties have reached an agreement to settle the two cases and the proposed settlement amount has been accrued. The two courts must approve the terms of the settlement for it to be binding and final.
In May 2014, the US Consumer Product Safety Commission ("CPSC") began a staff investigation of circumstances related to Letters of Advice that the Company received from the CPSC from 2009 to 2013. The CPSC is now investigating Letters of Advice the Company received in 2014 and 2015. It is possible for a penalty and an injunction to be issued against the Company. The outcome of this matter cannot be determined at this time.
In April 2015, a distribution center employee filed a class action in California state court with allegations concerning wages, meal and rest breaks, recovery periods, wage statements and timely termination pay. Additionally, the employee seeks to certify a nation-wide class of non-exempt distribution employees for improper calculation of overtime compensation. The Company removed this lawsuit to Federal Court.
In April 2015, a former store manager filed a class action in California state court alleging store managers were improperly classified as exempt employees and, among other things, did not receive overtime compensation and meal and rest periods and alleging PAGA claims on behalf of all store employees, including claims for failure to provide accurate wage statements.
In November 2015, the Company was served in a PAGA representative action under California law in California state court on behalf of former assistant store managers alleging defective wage statements.
In February 2016, the Company was served in a putative collective action under the Fair Labor Standards Act in Florida federal court. The pleadings allege overtime violations on behalf of all hourly non-exempt employees.
Family Dollar Active Matters
In 2008, a Multi-District Litigation forum ("MDL") was created in North Carolina federal court to handle cases alleging FLSA violations against the Company. In the first two cases, the court entered orders finding the plaintiffs were not similarly situated and, therefore, neither nationwide notice nor collective treatment under the FLSA was appropriate. Since that time, the court has granted 60 summary judgments ruling Store Managers are properly classified as exempt from overtime. Presently, there are 10 named plaintiffs in the remaining cases in the MDL, for which the North Carolina Federal Court has not decided the class certification or summary judgment issue. The plaintiffs have signed an agreement with the Company to settle all remaining cases. The settlement must be approved by the court and the proposed settlement amount has been fully accrued.
In 2008, a complaint was filed alleging discriminatory pay practices with respect to the Company's female store managers. This case was pled as a putative class action or collective action under applicable statutes on behalf of all Family Dollar female store managers. The plaintiffs seek recovery of back pay, compensatory and punitive money damages, recovery of attorneys' fees and equitable relief. The case was transferred to North Carolina Federal Court in November 2008. The parties are proceeding with limited discovery and the outcome of this matter cannot be determined at this time. The Company believes the case is fully insured.
In 2013, plaintiffs filed a claim in Massachusetts state court seeking unpaid overtime for a class of current and former Massachusetts Store Managers whom plaintiffs claim are not properly classified as exempt from overtime under Massachusetts law. The Company then removed the case to Federal District court in Massachusetts. In 2014, the case was remanded to state court. The plaintiffs have signed an agreement with the Company to settle the class action. The settlement must be approved by the court and the proposed settlement amount has been fully accrued.
In 2014, the Company was served with a putative class action in Missouri Federal Court alleging the Company sent customers Short Message Service ("SMS") text message advertisements, without providing appropriate express written consent in violation of the Telephone Consumer Protection Act. The plaintiff has signed an agreement with the Company to settle the class action. The settlement must be approved by the court and the proposed settlement amount has been fully accrued.
In 2014, a putative class action was filed in a California Federal Court by a former employee alleging that the Company had a policy of requiring employee bag checks while the employees were not clocked in for work. As a result of those actions, the employee alleges the Company violated California law by failing to provide meal periods and rest breaks, failing to pay regular and overtime wages for work performed off the clock, failing to provide accurate wage statements, failing to timely pay all final wages and by engaging in unfair competition. He has also alleged PAGA claims. While employed by the Company, the plaintiff agreed to arbitrate matters related to his employment. Accordingly, the Company filed a motion to compel arbitration and is awaiting the court’s ruling on that motion.
In 2014, a former employee brought a putative class action and asserted claims under PAGA alleging the Company failed to provide suitable seating to its California store employees. The case has been stayed pending a ruling by the California Supreme Court on whether a drug store retailer has an obligation to provide suitable seating to drug store cashiers.
In 2014, a former employee filed a nationwide class action in federal court in Virginia alleging the Company violated the Fair Credit Reporting Act by failing to comply with its requirements to give an individual proper notice and a reasonable time to challenge the results of a background check before taking action to deny the person employment (or terminate existing employment). The plaintiffs are seeking statutory damages of $100 to $1,000 per violation.
Resolved Matters
Winn-Dixie Stores has agreed to drop its appeal of the lower court decision in the Dollar Tree case. Winn-Dixie and Family Dollar have also agreed to settle and terminate their lawsuit and the settlement amount was paid in fiscal 2015.
In 2012, a former assistant store manager, on behalf of himself and those alleged to be similarly situated, filed a putative class action in a California state court, alleging the Company failed to provide rest breaks to assistant store managers. The class was decertified in 2015 and the case has now been resolved.
In 2013, district attorneys in California initiated an investigation of whether the Company properly disposed of certain damaged retail products under Federal and California state environmental law, primarily the Resource Conservation and Recovery Act. The Company settled this matter in 2015 and has fully paid the settlement amount.
In 2014, several shareholders of Family Dollar filed class actions, which were consolidated into one class action, in Delaware chancery court against Family Dollar’s CEO and board members alleging breach of fiduciary duty. Dollar Tree and Family Dollar were also named as defendants for allegedly aiding and abetting the other defendants. The Delaware Chancery Court and appellate court refused to issue an injunction against the Family Dollar shareholder vote in favor of the Acquisition. The case was dismissed in August 2015 and was settled for an immaterial amount.
In 2015, a lawsuit was brought as a collective action in Florida Federal Court on behalf of the plaintiff and other similarly situated Family Dollar store managers alleging the store managers are misclassified as being exempt from overtime under the FLSA. Based on the standard Family Dollar arbitration agreement, the court compelled plaintiff to arbitrate her individual claims and dismissed the collective action.